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                                                                      EXHIBIT 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-69534, No. 33-82972, No. 33-93016, No.
333-41703, No. 333-04397, and No. 333-68309) of AutoImmune Inc. of our
report dated February 23, 2000 appearing on page F-2 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 30, 2000